BENEFIT PLANS	12 Months Ended
Dec. 31, 2020
Vimeo Inc.
Defined Contribution Plan Disclosure [Line Items]
BENEFIT PLANS

NOTE 14 — BENEFIT PLANS

Vimeo employees in the United States can elect to participate in the IAC/InterActiveCorp Retirement Savings Plan (“the Plan”), which is a retirement savings program in the United States that qualifies under Section 401(k) of the Internal Revenue Code. Under the Plan, participating employees may contribute up to 50% of their pre-tax earnings, but not more than statutory limits. Prior to July 2019, the Company contributed an amount equal to 50% of the first 6% of compensation that a participant contributes in each payroll period to the Plan. In June 2019, IAC approved a change to the matching contribution to 100% of the first 10% of an employee’s eligible compensation, subject to IRS limits on the employer matching contribution maximum, that a participant contributes to the Plan. Matching contributions to the Plan for the years ended December 31, 2019 and 2020 were $2.2 million and $3.6 million, respectively. Matching contributions are invested in the same manner as each participant’s voluntary contributions in the investment options provided under the Plan. An investment option in the Plan is IAC common stock, but neither participant nor matching contributions are required to be invested in IAC common stock. The increase in matching contributions in 2020 is due primarily to the aforementioned change in the employer matching contribution.

Vimeo also has or participates in various benefit plans, primarily defined contribution plans, for its international employees. Vimeo contributions to these plans for both of the years ended December 31, 2019 and 2020 were $0.3 million.